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                                                                   EXHIBIT 10.39


                               AMENDMENT NO. 1 TO
                              DISTRIBUTOR AGREEMENT

     Amendment No. 1 (this "Amendment") to the Distributor Agreement dated as of February 2, 1999 (the "Original Agreement") is entered into by and between GE FUEL CELL SYSTEMS, L.L.C., a Delaware limited liability company ("GEFCS") and PLUG POWER INC., a Delaware corporation ("PP"), as of May 31, 2000 (the "Effective Date"). The parties hereto may be referred to herein individually as a "Party" or together as "Parties". Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

     WHEREAS, the Parties entered into the Original Agreement with a view toward entering into a Service Agreement by June 1, 2000, pursuant to which GEFCS would provide labor, transportation and other services (defined therein) necessary for repairs and replacements to Products or Pre-Commercial Units (defined therein) and, which would set forth a warranty approval process for the same; and

     WHEREAS, the Parties desire to amend the termination provisions of the Original Agreement, as set forth below.

     NOW, THEREFORE, in consideration of the premises set forth above and of other good and valuable consideration, the sufficiency and receipt of which by each Party from the other Party are hereby acknowledged, the Parties agree as follows:

1. AMENDMENT TO THE ORIGINAL AGREEMENT. Effective as of the date hereof, the Original Agreement is amended as follows:

     A. Paragraph 3 in Section 7, "Warranties," of Schedule B to the Original Agreement is revised to read as follows: "DISTRIBUTOR will provide the labor, transportation, and other Services necessary for such repairs and replacements pursuant to a Service Agreement that will be mutually agreed between SUPPLIER and DISTRIBUTOR. If such Service Agreement is not agreed to by June 30, 2001, then this Distributor Agreement will terminate. The Service Agreement will set forth the limits on SUPPLIER's reimbursement to DISTRIBUTOR for labor, transportation, and other Services. The Service Agreement will also set forth a warranty approval process that will include pre-approval of major warranty claims prior to commencement of work, submission of all warranty claims for review and approval by SUPPLIER, and return of all parts subject to warranty claims to SUPPLIER."


2. REPRESENTATIONS AND WARRANTIES. Each of the Parties hereto hereby represents and warrants that this Amendment and the Original Agreement, as previously executed and as hereby amended, constitute its legal, valid and binding obligations, and are enforceable against it in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
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3.   REFERENCE TO THE EFFECT ON THE ORIGINAL AGREEMENT.

     A. On and after the date as to which this Amendment is effective, each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Original Agreement as amended hereby.

     B. Except as specifically set forth above, the Original Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

     C. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Party, nor constitute a waiver of any provision of the Original Agreement.

4. HEADINGS. The headings contained in this Amendment are for convenience of reference only, do not constitute a part of this Amendment, and will not be employed in interpreting this Amendment.

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and each such counterpart will be deemed to be an original.

     IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 1 to be executed by its duly authorized representative as of the date first written above.


                              GE FUEL CELL SYSTEMS, L.L.C.

                              By: /s/ Barry Glickman
                                 -----------------------------
                              Name:  Barry Glickman
                              Title: President

                              PLUG POWER INC.


                              By: /s/ Gary Mittleman
                                 -----------------------------
                              Name:  Gary Mittleman
                              Title: President and CEO